LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS


	Know all by these present that the undersigned, Suzanne Cafferty, hereby makes, constitutes and appoints each of Shelley Bacastow, Fritz Freidinger, Kevin
McGowan and Les Sgnilek of PCTEL, Inc. (the "Corporation") as the undersigned true and lawful attorney-in-fact and agent, with full power and authority, on behalf of and in the name, place and stead of the undersigned to complete and execute such Forms 144, Forms 3, 4 and 5, and such other forms as such attorney-in-fact and agent shall in his/her discretion determine to be required or advisable pursuant to Rule 144 promulgated under the Securities Act of 1933,
Section 16 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, or any successor laws and regulations (collectively, the
"Exchange Act") as a consequence of the undersigned ownership, acquisition or disposition of securities of the Corporation, and to do all acts necessary in order to file such Forms with the Securities and Exchange Commission, any securities exchange or national association, the Corporation and such other person or agency as the attorney-in-fact and agent shall deem appropriate.  The undersigned hereby ratifies and confirms all that each such attorney-in-fact and agent shall do or cause to be done by virtue hereof.

This Limited Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned obligations under the Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.

This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned holdings of and transactions in securities issued by the Corporation, unless earlier revoked by the undersigned in a signed writing delivered to such attorneys-in-fact and agents.


	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of June, 2020.





                                         _____/s/ Suzanne
Cafferty___________________
                                         Signature



                                         _____Suzanne
Cafferty_______________________
                                         Print Name



STATE OF ILLINOIS

COUNTY OF DUPAGE



	On this 30th day of June, 2020, Suzanne Cafferty personally appeared before me, and signed the forgoing document for purpose therein contained.

	IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                         ___/s/ Shelly Bacastow__________
                                         Notary Public



                                         ____August 13, 2022______________
                                         My Commission Expires: